MARCH 29, 2022
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2022, AS SUPPLEMENTED MARCH 1, 2022
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers,” the information for Allan M. Levin is deleted in its entirety and the following information is added under the Inflation Plus Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Inflation Plus Fund
Jeremy Forster(9)
Other Registered Investment Companies	8	$2,265	0	$0
Other Pooled Investment Vehicles	12	$57	0	$0
Other Accounts	37	$4,491	1	$164
(9)
Information is as of October 31, 2021. Effective March 29, 2022, Mr. Forster became a portfolio manager to the Inflation Plus Fund.

(2)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers,” the information for Allan M. Levin is deleted in its entirety and the following information is added:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Jeremy Forster(4)	Inflation Plus Fund	None
(4)
Information is as of October 31, 2021. Effective March 29, 2022, Mr. Forster became a portfolio manager to the Inflation Plus Fund.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.